11

                        INFORMATION STATEMENT PURSUANT TO
              SECTION 14 (c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:
[X]  Preliminary  Information  Statement
[  ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by  rule  14c-5(d)  (2)
[  ]  Definitive  Information  Statement

RUBINCON  VENTURES  INC.
----------------------
(Name  of  Registrant  as  Specified  in  its  Charter)

Payment  of  Filing  Fee  (Check  the  Appropriate  box):

[X]  No  Fee  Required
[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.
       (1)  Title  of  each  class  of  securities to which transaction applies:
       (2)  Aggregate  number  of  securities  to  which  transaction  applies:
       (3)  Per  unit  price  or  other underlying value of transaction computed pursuant  to  Exchange Act Rule 0-11. (Set forth the amount on which the  filing fee is Calculated  and  state  how  it  was  determined:
            ---------------
       (4)  Proposed  maximum  aggregate  value  of  transaction:
       (5)  Total  fee  paid:    -----------------
[   ]  Fee  paid  previously  with  preliminary  materials.

[   ]  Check  box  if  any part of the fee is offset as provided by Exchange Act
       Rule  0-11  (a)
       (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement by registration statement  number  or  the  Form  or  Schedule  and  the  date  of  its filing.
        (1)  Amount  previously  paid:    -------------------
        (2)  Form,  Schedule  or  Registration  Statement  No.:
---------------
        (3)  Filing  Party:   -------------------
        (4)  Date  Filed:     ---------------------

                             RUBINCON VENTURES INC.
                              4761 Cove Cliff Road
                              North Vancouver, B.C.
                                 Canada, V7G 1H8

                        Preliminary Information Statement
         Pursuant to Section 14 of the Securities Exchange Act of 1934,
           As amended, and Regulation 14C and Schedule 14C thereunder.


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                          WE ARE NOT ASKING FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY
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INTRODUCTION

This Information Statement will be mailed on or about August 10, 2003 to the stockholders (the "Stockholders") of record on July 31, 2003 of Rubincon Ventures Inc. (the "Company"), a Delaware corporation, in connection with certain actions to be approved by the shareholders at the Second Annual General Meeting to be held on September 5, 2003 as follows:

1. To elect directors for a term expiring at the 2004 Annual General Meeting of Shareholders (the "Meeting");

2. To approve Andersen, Andersen & Strong as independent auditors for the fiscal year ended January 31, 2004;

3. To receive the report of the independent auditors of the Company and the financial statements for the year ended January 31, 2003;

4. To approve the appointment of three additional directors if deemed appropriate by the existing directors; and

5. To transact any other business that may properly come before the Meeting and any adjournment or postponement of the Meeting.

                             RUBINCON VENTURES INC.
                              4761 Cove Cliff Road
                              North Vancouver, B.C.
                                 Canada, V7G 1H8

                        Preliminary Information Statement
          Pursuant to Section 14 of the Securities Exchange Act of 1934
           As amended, and Regulation 14C and Schedule 14C thereunder.

                             RUBINCON VENTURES INC.
         Annual Meeting of Stockholders to be held on September 5, 2003

TO  OUR  STOCKHOLDERS:

Notice is hereby given that the following actions are planned to be taken pursuant to Written Consent of the Majority Stockholders of RUBINCON VENTURES INC.

1. To elect directors for a term expiring at the 2004 Annual General Meeting of Shareholders (the "Meeting");

2. To approve Andersen Andersen & Strong as independent auditors for the fiscal year ended January 31, 2004;

3. To receive the report of the independent auditors of the Company and the financial statements for the year ended January 31, 2003;

4. To approve the appointment of three additional directors if deemed appropriate by the existing directors; and

5. To transact any other business that may properly come before the Meeting and any adjournment or postponement of the Meeting.

The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is September 5, 2003, at 10:00 a.m. (Pacific Time) at the Royal Vancouver Yacht Club, 3811 Pont Grey Road, Vancouver, British Columbia, Canada.

This Information Statement is being first sent or given to security holders on approximately August 10, 2003.

This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the Delaware General Corporate Law.


                              By  order of the Board of  Directors,
                                 /s/  "Ted  Reimchen"
                                 ---------------------------------
                                 Ted  Reimchen,  Chief Executive  Officer,
                                 President  and Director

                              RUBINCON VENTURES INC.
                              INFORMATION STATEMENT

Meeting  of  Stockholders  to  be  held  on  September  5,  2003

This Information Statement is being furnished by the Board of Directors of Rubincon Ventures Inc., a Delaware corporation ("Rubincon" or the "Company"), to the holders of the outstanding shares of the Company's common stock, par value $0.001 per share (the "Common Stock" or "Shares"), as at the close of business on July 31, 2003 (the "Record Date"), in connection with the approval of the following actions: (a) election of directors; (b) appointment of auditors; (c) approval of audited financial statements as at January 31, 2003; and (d) appointment of three additional directors if deemed appropriate by the existing directors.

Only stockholders of record at the close of business on the Record Date are entitled to notice of the foregoing actions. There are 2,400,820 shares of common stock issued and outstanding. Each share of common stock held of record on the record date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

                       VOTING SECURITIES AND VOTE REQUIRED

On July 30, 2003, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this Information Statement and a shareholder's consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

There are currently 2,400,820 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. Except for the Common Stock, there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is July 31, 2003.

     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the other expenses incurred will be paid by the Company.

                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                  Age               Position
----                  ---               --------

Ted  Reimchen         62                President  and  Director

Irene  Campany        62                Secretary  Treasurer  and
Director

Martine  Rummelhoss   45                Director

For further information concerning the Officers, Directors, and Nominees to the Board of Directors, please see "Election of Three (3) Persons."

Audit  Committee

     As of the date of this Information Statement, the members of the audit-committee are Ted Reimchen and Martine Rummelhoss. On July 21, 2003 the directors approved Louise Murphy as an independent member of the audit committee (refer to Ms. Murphy's resume on page 10). The Audit Committee has not yet met to perform its function. Therefore, the role of an audit committee during the past year has been conducted by the Board of Directors of the Company.

     After electing by the shareholders of the nominated directors named herein, the Company intends to continue the Audit Committee comprised of Ted Reimchen, Martine Rummelhoss and Louise Murphy as the independent non-director member. Therefore, the Audit Committee will be comprised of one disinterested member. The Audit Committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations;
(iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principle independent accountants' independence. The Board of Directors considered whether the independent principal auditors are independent, and concluded that the auditors for the previous fiscal year ended January 31, 2003 were independent.

     During fiscal year ended January 31, 2003, the Company incurred approximately $3,400 in fees to its principal independent accountants for professional services rendered in connection with the examination of the Company's financial statements for the fiscal year ended January 31, 2003 and for the review of the Company's financial statements for the quarters ended April 30, July 31, and October 31, 2002.


All  Other  Fees

     During fiscal year ended January 31, 2003, the Company did not incur any other fees for professional services rendered by its principal independent accountants for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.

                    SECURITIY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.





                                                                     Amount of
Title or                            Name and Address of              Beneficial     Percent of
Class                               Beneficial Owner (1)            Ownership (6)      Class
--------------------------------  ------------------------          -------------  -----------
Common                            Ted Reimchen (2)                      -                -
Stock                             4761 Cove Cliff Road
 . . . . . . . . . . . . .        North Vancouver, B.C.
.. . . . . . . . . . . . . .       Canada V7G 1H8

Common                            Irene Campany (3)                  240,000(7)        10.0%
Stock                             3340 Henry Place
                                  Port Moody, B.C.
  . . . . . . . . . .             Canada V3H 2K5

Common                            Martine Rummelhoss (4)              75,000            3.1%
Stock                             325 Kings Road West
                                  North Vancouver, B.C.
 . . . . . . . . . .              Canada V7N 2M1

Common                            Ownership of all directors (5)
Stock . . . . . . . . . .         and officers as a group             315,000          13.1%

(1)  All  ownerships  are  stated  as  of  July  31,  2003.
(2) Ted Reimchen is the Chief Executive Officer, President and Director of the Company
(3) Irene Campany is the Chief Financial Officer, Secretary Treasurer and Director of the Company
(4)  Martine  Rummelhoss  is  Director  of  the  Company
(5)  All  stock  held  by  Officers  and  Directors  is  restricted per Rule 144
(6) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(7)  Includes  40,000  shares  owned  by  Ms.  Campany's  husband

                             EXECUTIVE  COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration stage and has not yet realized any revenues from operations. Officers and directors of the

Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans, other than a Non-Qualified Stock Option Plan. Established in July 2002 for the benefit of directors, officers, and individuals assisting the Company in its development.

                              CERTAIN TRANSACTIONS

     As of the date of this Information Statement, the Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts can be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended January 31, 2003 and during the three-month period ended April 30, 2003 as follows:






Name                         Position            Report Filed     Date Filed
---------------------  --------------------      ------------  -----------------
Ted Reimchen. . . . .  President & Director      Form 3        December 12, 2002

Irene Campany . . . .  Secretary Treasurer       Form 3        August 12, 2002
                       & Director
Martine Rummelhoss. .  Director                  Form 3        August 12, 2002

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     As of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer off the Company, that oppose any action to be taken by the Company.

     The following is a summary of actions to be taken by the Company and is not meant to be complete and exhaustive. The stockholders are encouraged to read the attached Information Statement, including its exhibits, for further information regarding the actions.


                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors shall be fixed by resolution by the Board of Directors, but shall not be less than one. The number of directors presently authorized by resolution of the Board of Directors shall be three (3). The nominees have advised the Company of their respective availability and willingness to serve as a director of the Company.

Information  Concerning  Nominees

The  following  are  biographies  of  the  directors  and  officers of Rubincon.

TED REIMCHEN is a professional geologist having graduated with a Bachelor of Science degree in geology and botany from the University of Alberta in Canada in 1966 and in 1968 obtained his Masters of Science degree in geology from the same university. He is a member of the following organizations:

               Professional Engineers and Geoscientists of British Columbia; Association of Professional Engineers, Geophysicists and
                 Geologists  of Alberta;
               American  Association  of  Exploration  Geochemists;
               American  Society  of  Wetland  Scientists;
               Canada  Center  of  Remote  Sensing;
               President's Council, 1908 Society, University of Alberta; and Remote Sensing Society of Canada, USA and ESA.

Between 1968 and 1971, he worked for Geological Survey of Canada mapping some 5,000 miles in Dawson Creek, British Columbia and published a report entitled "A Geological Life History" in the Royal Ontario Museum of Archaeological Series in 1972. Over the next 30 years, Mr. Reimchen wrote a number of papers and reports which were published in various professional journals in Canada. Between 1972 and 1980, he worked for Syncrude Canada Ltd. on the tar sands project in Northern Alberta, Canada, doing detailed field mapping, trenching and drilling combined with determination of the geotechnical parameters used to predict the behavior of overburden. Subsequent to this assignment, Mr Reimchen was engaged as a consultant and located 100,000,000 ton gypsum deposit in the southern
Canadian Rockies for Genestar Ltd. utilizing satellite digital data. Between 1980 and 1990, he worked as a consultant for such companies as Ratnapura Gold and Gem Ltd. in Sri Lanka performing economic evaluations and mining appraisal, Westcan Minerals Ltd. exploring and evaluating an alluvial gold, ilmenite and garnet property on the island of Bopol in the Philippines and Imperial Metals Ltd. exploring, recovery plant design and mine planning for gold and platinum in the KotZebue Sound, Alaska. Between 1990 and 1997, he was engaged as a consultant for such companies as Praetorian Minerals Limited exploring and evaluating ilmenite, rutile, monazite, leucoxene, garnet and gold in Hainan Island, China, United Liberty Resources evaluating alluvial diamonds and gold in the Dompin Area of southern Ghana and Ibcol Technical Services exploring and evaluating gold and diamonds in the Amazon Para Province of Mato Grosso in Brazil.

For the past five years, Mr. Reimchen has been President and Director of Zarcan Minerals Inc. ("Zarcan") where he has been actively involved in Zarcan's alluvial diamond prospects in Brazil by coordinating and overseeing all facets of its exploration program. In addition, he has been responsible for the exploration of Zarcan's gold property in Iran. These two projects have basically taken virtually all of Mr. Reimchen's time during the last five years.

Mr.  Reimchen  became  a  director of Rubincon on July 8, 2002 and was appointed
President on the same day and re-elected as a director at the Annual General Meeting of Stockholders held on August 20, 2002 and subsequently was appointed by the Board of Directors as President of Rubincon.

IRENE  CAMPANY  graduated  from  Holy  Roode Secondary School in Scotland in the early 1960's. In 1967 she departed Scotland and came to Canada where she practiced her specialty in geriatrics which resulted in Ms. Campany funding and operating a rest home in St. Catherines, Ontario, Canada for the older citizens. In this position, she was responsible for patient care, administration functions such as hiring personnel and professional staff, payroll, supplies and purchase of food. In 1980, she moved to British Columbia, Canada and started and owned IMS Insurance Medical Services Ltd. which became the largest paramedical supply company in that province employing 200 doctors and over 100 nurses. Her responsibilities were the hiring of personnel, both professional and administrative, payroll, organizing the distribution of products and the purchasing of required equipment and supplies. She sold her business in the early 1990s and in 1992 she joined her husband's family security firm named Laurenian Financial Services Ltd. where she was responsible for assisting individuals and companies with their investment portfolios. Ms. Campany worked with this firm until 2000 when she departed and joined Strategic Management Consultants Inc. which is a speakers' bureau serving Canada, United States and Australia and is also a consulting group specializing in business development, change management and customer services. She acts as a motivational speaker on financial risk management, life skills and motivation. Outside her work environment she also teaches lifestyles and nutrition skills to older people. She is still employed with Strategic Management Consultants Inc.

She became a director of Rubincon on March 12, 2001 and was appointed Secretary Treasurer on the same day. On August 20, 2002, the shareholders elected her to serve as a director for a second term and the Board of Directors appointed her as Secretary Treasurer on the same day. On October 8, 2002, the Board of Directors appointed Ms. Campany as Chief Financial Officer.

MARTINE RUMMELHOSS was born in Daveluyville, Quebec, Canada and graduated from high school in 1976. After high school she attended community college for two years taking a diploma course in restaurant management. In 1980, she completed her training in restaurant management which gave her the skills in administration, ordering of food and supplies and problem solving regarding personnel and customers. From 1981 to 1985 she managed the Simon Fraser Inn in Prince George and subsequently the Crest Hotel in Prince Rupert, both in British Columbia, Canada, where she was responsible for the day to day operations of all food services within the hotel including restaurants, bars and room service. In 1987 she became the manager of Norsk Mechanical Limited, a major mechanical company who installed and supplied plumbing fixtures for projects such as apartment buildings, senior centers and town house developments; for example, The Scotsdale in Penticton, British Columbia. While employed with Norsk she was responsible for all contracts, overseeing the accounting looking after all aspect of the office. In 1991, she met her present husband and together they incorporated Norseman Plumbing on December 23, 1996 in Vancouver, British Columbia where she was responsible for quotations on work, securing future contracts for work, hiring personnel, bookkeeping and other activities are periodically required by the company. Norseman Plumbing is a company which performs installations and services of plumbing equipment; both residential and commercial. Since its formation, Norseman Plumbing has opened branch offices in Kitmat, British Columbia, San Diego and San Francisco, California. For the past five years, Ms. Rummelhoss has been employed with Norseman Plumbing.

Ms. Rummelhoss became a director of Rubincon on March 12, 2001 and was again appointed a director at the Annual General Meeting of Stockholders held on August 20, 2002.

On July 21, 2003 the Board of Directors appointed Louise Murphy as an independent member of the Audit Committee. She is not a director or officer. Her biography is as follows:

LOUISE M. MURPHY, 55, attended high school in Australia. After moving to Canada and marrying, she joined Dr. Barry R. Goldberg's Dental Practice as office manager. Her duties included implementing office procedures and a computerized accounting system. She was responsible for the day to day supervision of the clinic as well as all accounts receivable, accounts payable, payroll and personnel functions from 1977 to 1986. In 1986, she moved to the Family Dental Centre (Coquitlam) Ltd. She converted the practice from a manual accounting and record keeping system to a custom designed computerized system. Staff administration, accounts receivable, payables, budget control, banking and patient relations were performed by her. She left this practice in 1989, and took on several contract positions, where she assisted in streamlining accounting functions, computer systems, office procedures and staff/patient/client relations. She worked for dental, medical and real estate appraisal offices.

In 1992, Louise obtained a job as the accountant for Lenaghan & Company, Barristers and Solicitors. She performed all accounting functions of the law firm up to and including financial statements. In 1994, she moved to McClennan, Rubenstein & Parolin, Barristers & Solicitors, where she was responsible for trust accounting, accounts receivables, accounts payable, payroll, financial statements, disbursement recovery, budgeting, personnel and administration. She joined this firm at its inception, and installed the computer software and designed the accounting system.

In 1997, Louise started working for Western Legal Publications (1982) Ltd. She supervised the accounts receivable clerk and the order entry personnel. She was responsible for timely month end reporting to parent company, job product costing, budget preparation and variance reporting. She also controlled payroll and personnel functions and general office management. She assisted in the coordination of the office move. In 1999, Louise completed the 5th level of the Certified Management Accounting designation and she became the accountant for Hanson Wirsig Matheos, Personal Injury Lawyers. She performed the usual accounting functions of a law practice, and was a member of the Advertising
Committee. She also was responsible for the telephone and computer upgrades (conversion from a Mac system to a PC). Louise left this firm in 2001 and is presently doing contract accounting work for a law firm and the Vancouver School Board.

There are no family relationships among the directors, executive officers, or persons nominated or chosen by Rubincon to become directors or executive officers.

     To the knowledge of management, during the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company:

1. filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by the court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filings;

2. was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other offenses);

3. was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court or competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, or engaging in or continuing any conduct or practice in connection with such activity.

(ii)  engaging  in  any  type  of  business  practice;  or

(iii) Engaging in any activities in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

4. was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority, barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this proposal, or to be associated with persons engaged in any such activities.

5. was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not bee subsequently reversed, suspended, or vacated.

6. was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

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Board  Approval

     The Board of Directors has nominated these directors and the directors have indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the election of these persons to the Company's Board of Directors.


  APPROVAL OF THE INDEPENDENT AUDITORS ANDERSEN ANDERSEN & STRONG FOR THE FISCAL
                                    YEAR 2004

     On the recommendation of the Board of Directors, the Company is appointing Andersen Andersen & Strong, 941 East 3300 South, Salt Lake City, Utah 84106, as independent auditors for the Company for the fiscal year ended January 31, 2004, subject to approval by the shareholders at the Second Annual General Meeting.

     During the Company's two most recent fiscal years and in subsequent interim periods, there were no disagreements with Andersen Andersen & Strong which have not been resolved or any accounting matters concerning accounting principles and practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Andersen Andersen & Strong, would have caused Andersen Andersen & Strong to make reference to the subject matter of the disagreement in connection with their reports. Andersen Andersen & Strong, as the Company's principal independent accountants, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The principle independent accountants did modify their opinion due to going concern uncertainties.


Board  Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the selection of Andersen Andersen & Strong as the Company's independent accountants for the fiscal year ended January 31, 2004.

                  APPROVAL OF THE AUDITED FINANCIAL STATEMENTS

     The Board of Directors seeks shareholders' approval for the financial statements for the year ended January 31, 2003.

Board  Approval
---------------

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the approval of the financial statements for the year ended January 31, 2003.

           APPROVAL FOR THE APPOINTMENT OF THREE ADDITIONAL DIRECTORS

     The Board of Directors recommends the appointment, at the sole discretion of the Directors of the Company, of an additional three directors during the forthcoming year; each to hold office until the next Annual General Meeting.

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     The  Directors,  at the present time, have not identified any individual to serve on the Board of Directors. Nevertheless, the Board realizes that it will eventually have to attract individuals to the Board who have mining and mineral experience since only one of the present directors and officers have any experience in mining.

Board  Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the appointment of three additional directors.


     TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors do not know of any other matters which will be considered at the Meeting. Shareholders can put forth at the Meeting other matters not considered in this material issued to Shareholders.


                      ADDITIONAL AND AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C., 20549. Information regarding the Public Reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may be also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.



                       STATEMENT OF ADDITIONAL INFORMATION

     The Company's annual report on Form 10K-SB, for the year ended January 31, 2003, has been incorporated herein by this reference.

     The Company will provide without charge to each person to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents filed with the SEC.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.


     The Company is not asking you for a proxy and you are requested not to send the Company a proxy.

           By  Order  of  the  Board  of  Directors
                         /s/  "Ted  Reimchen"
                         --------------------------
                         Ted  Reimchen
                         Chief  Executive  Officer
                         and  President



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